UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 20, 2022

AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56320	87-1137341
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas

New York, NY 10105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 969-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Second Amended and Restated Investment Management Agreement

On June 20, 2022, AB Commercial Real Estate Private Debt Fund, LLC, a Delaware limited liability company (the “Company”), and AllianceBernstein L.P., a Delaware limited partnership (the “Investment Manager”), the Company’s investment adviser, entered into a Second Amended and Restated Investment Management Agreement (the “Second Amended and Restated IMA”), which amended and restated that certain Amended and Restated Investment Management Agreement, dated April 1, 2021. The Second Amended and Restated IMA clarifies that loan servicing fees and expenses, and other fees and expenses incurred in connection with the acquisition, disposition, ownership and operation of the Portfolio Investments (as defined therein) are not to be included as Company Expenses (as defined therein) for purposes of calculating the Organizational Expenses and Company Expenses limit, as more particularly set forth in the Amended and Restated Agreement (as defined below).

The description above is qualified in its entirety by reference to the copy of the Second Amended and Restated IMA, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Amended and Restated Expense Limitation Agreement

On June 20, 2022, the Company and the Investment Manager, also entered into an Amended and Restated Expense Limitation Agreement (the “Amended and Restated Agreement”), which amended and restated that certain Expense Limitation Agreement, dated November 5, 2021. The Amended and Restated Agreement clarifies that loan servicing fees and expenses, and other fees and expenses incurred in connection with the acquisition, disposition, ownership and operation of the Portfolio Investments (as defined therein) are not to be included as Company Expenses (as defined therein) for purposes of calculating the Expense Cap (as defined therein).

The description above is qualified in its entirety by reference to the copy of the Amended and Restated Agreement, which is filed as Exhibit 10.2 to this current report on Form 8-K and is incorporated herein by reference.

Second Amended and Restated Limited Liability Company Agreement

On June 20, 2022, the Investment Manager and the members of the Company entered into a Second Amended and Restated Limited Liability Company Agreement (the “Second A&R LLC Agreement”). The Second A&R LLC Agreement clarifies that (i) the Board (as defined therein) and Investment Manager have the authority to undertake all actions to invest through private pool investment vehicles that are managed and/or sponsored by third party managers, the Investment Manager or Affiliates (as defined therein) and (ii) loan servicing fees and expenses, and other fees and expenses incurred in connection with the acquisition, disposition, ownership and operation of the Portfolio Investments (as defined therein) are not to be included as Company Expenses (as defined therein) for the purposes of calculating the Organizational Expenses and Company Expenses limit (as defined therein), as more particularly set forth in the Amended and Restated Agreement.

The description above is qualified in its entirety by reference to the copy of the Second A&R LLC Agreement, which is filed as Exhibit 10.3 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.

10.1	Second Amended and Restated Investment Management Agreement by and between AB Commercial Real Estate Private Debt Fund, LLC and AllianceBernstein L.P., dated June 20, 2022

10.2	Amended and Restated Expense Limitation Agreement by and between AB Commercial Real Estate Private Debt Fund, LLC and AllianceBernstein L.P., dated June 20, 2022

10.3	Second Amended and Restated Limited Liability Company Agreement of AB Commercial Real Estate Private Debt Fund, LLC, dated June 20, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2022	AB COMMERCIAL REAL ESTATE PRIVATE DEBT FUND, LLC

	By:	/s/ Bradford Stanley
Bradford Stanley
Vice President